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                                                                      Exhibit 23





                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 1995 included in this Current Report on Form 8-K of HBO and Company into HBO & Company's previously filed Registration Statements (Forms S-8 No. 2-75987, 33-39034, 2-92030, 33-12051, 33-67300, 33-
82962, 33-82960, 33-84034, 33-59173.



                                             Arthur Anderson LLP

Denver, Colorado
August 15, 1995